UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 13, 2010
ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-14323 (Commission File Number)	76-0568219 (I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor
Houston, Texas 77002
(Address of Principal Executive Offices, including Zip Code)
(713) 381-6500
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On April 13, 2010, Enterprise Products Partners L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) for the public offering of 12,000,000 of its common units, and up to 1,800,000 additional common units to cover over-allotments. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto. On April 13, 2010, the underwriters exercised the over-allotment option in full. Closing of the issuance and sale of the common units, including the over-allotment common units, is scheduled for April 16, 2010.
     This offering has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-145709) of the Partnership (the “Registration Statement”), and the prospectus supplement dated April 13, 2010, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act (the “Prospectus”).
     The Underwriting Agreement provides that the obligations of the underwriters to purchase the common units are subject to approval of legal matters by counsel and other customary conditions. The underwriters are obligated to purchase all of the common units if they purchase any of the common units. The Partnership has agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the underwriters may be required to make in respect of any of those liabilities.
     The Partnership intends to use the net proceeds from this offering to pay a portion of the purchase price for its previously announced, pending acquisition of natural gas gathering systems from M2 Midstream LLC and for general partnership purposes. Some of the underwriters and their affiliates have performed investment banking, commercial banking and advisory services for the Partnership and its affiliates from time to time for which they have received customary fees and expenses. The underwriters and their affiliates may, from time to time, engage in transactions with and perform services for the Partnership and its affiliates in the ordinary course of their business.
     The description of the Underwriting Agreement is qualified in its entirety by reference to Exhibit 1.1 hereto, which is incorporated herein by reference.
     Certain legal opinions related to the Registration Statement are also filed herewith as Exhibits 5.1 and 8.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 13, 2010, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating LLC and the several underwriters named on Schedule I thereto.
5.1	Opinion of Andrews Kurth LLP.
8.1	Opinion of Andrews Kurth LLP relating to tax matters.
23.1	Consents of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1).
99.1	Press Release dated April 13, 2010.
99.2	Press Release dated April 14, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P. By: Enterprise Products GP, LLC, its General Partner
Date: April 15, 2010	By:	/s/ Michael J. Knesek
		Name:	Michael J. Knesek
		Title:	Senior Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 13, 2010, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating LLC and the several underwriters named on Schedule I thereto.
5.1	Opinion of Andrews Kurth LLP.
8.1	Opinion of Andrews Kurth LLP relating to tax matters.
23.1	Consents of Andrews Kurth LLP (included in Exhibits 5.1 and 8.1).
99.1	Press Release dated April 13, 2010.
99.2	Press Release dated April 14, 2010.